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EXHIBIT 32.2

                Certification Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of iPayment, Inc. ("the Company") on Form 10-Q for the period ended June 30, 2004 (the "Report"), I Clay M. Whitson, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (c) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

      (d) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is executed as of August 16, 2004.

                                   /S/ CLAY M. WHITSON
                                   ----------------------------------
                                   CLAY M. WHITSON
                                   CHIEF FINANCIAL OFFICER